EXHIBIT 32.01

CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER
PURSUANT TO 18 U.S.C. SECTION 1350

In connection with the accompanying Quarterly Report on Form 10-Q of PG&E Corporation for the quarter ended June 30, 2020 (“Form 10-Q”), I, William L. Smith, Interim Chief Executive Officer of PG&E Corporation, hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to the best of my knowledge and belief, that:

(1)the Form 10-Q fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)the information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of PG&E Corporation.

/s/ WILLIAM L. SMITH
William L. Smith
Interim Chief Executive Officer

July 30, 2020

CERTIFICATION OF PRINCIPAL FINANCIAL OFFICER
PURSUANT TO 18 U.S.C. SECTION 1350

In connection with the accompanying Quarterly Report on Form 10-Q of PG&E Corporation for the quarter ended June 30, 2020 (“Form 10-Q”), I, Jason P. Wells, Executive Vice President and Chief Financial Officer of PG&E Corporation, hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to the best of my knowledge and belief, that:

(1)the Form 10-Q fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)the information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of PG&E Corporation.

/s/ JASON P. WELLS
Jason P. Wells
Executive Vice President and
Chief Financial Officer

July 30, 2020